                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                       FORM 8-K


                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                            April 16, 1998 (April 5, 1998)
                   ________________________________________________
                   Date of report (Date of earliest event reported)

                              Commercial Credit Company
                ______________________________________________________
                  (Exact Name of Registrant as Specified in Charter)

             Delaware                     1-6594               52-0883351
          ______________           _____________________     __________________
     (State or other juris-         (Commission File No.)      (IRS Employer
     diction of Incorporation)                               Identification No.)

                                 300 Saint Paul Place
                              Baltimore, Maryland 21202
             ____________________________________________________________
                (Address of Principal Executive Offices and Zip Code)

                                    (410) 332-3000
                 ____________________________________________________
                 (Registrant's telephone number, including area code)

Item 5.   Other Events.

          On April 6, 1998, Travelers Group Inc. ("Travelers"), the parent of Commercial Credit Company (the "Company"), announced that it had entered into a Merger Agreement with Citicorp, pursuant to which Citicorp will be merged with and into Travelers (the "Merger"). Although the effects of the Merger are still under review, the Company does not believe that its or Travelers' compliance with applicable law following the Merger will have a material adverse effect on its subsidiaries' ability to continue to operate the businesses in which they are presently engaged.

                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 16, 1998


                                   COMMERCIAL CREDIT COMPANY



                                   By: /s/ Irwin R. Ettinger
                                      ---------------------------------
                                        Name:  Irwin R. Ettinger
                                        Title: Executive Vice President